UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2008

ALMOST FAMILY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223
(Address of principal executive offices)

 (502) 891-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 9, 2008, the Company issued a press release announcing the underwriter's partial exercise of its over-allotment option to purchase 262,500 shares of common stock to cover over-allotments in connection with the Company's recent public offering of 2,250,000 shares of common stock. The closing on the over-allotment shares occurred on May 9, 2008. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

99.1  Press Release, dated May 9, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALMOST FAMILY, INC.

Date: May 9, 2008	By:	/s/ C. Steven Guenthner
C. Steven Guenthner
Senior Vice President and
Chief Financial Officer